UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 3, 2009

WHITNEY INFORMATION NETWORK, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-27403	84-1475486
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1612 East Cape Coral Parkway, Cape Coral Florida 33904

(Address of principal executive offices)

(239) 542-0643

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 3, 2009, Whitney Information Networks, Inc. (the “Company”) issued a press release announcing that the independent Inspector of Elections for the Company’s 2009 Annual Meeting of Shareholders has completed its tabulation of shareholder votes. The tabulation indicates that the Company’s shareholders voted to elect three of the Company’s director nominees to the Company’s Board of Directors and two candidates nominated by Kingston Partners LP and its affiliated group. The press release also provided results of proposals that were voted upon at the meeting, including the approval of the 2009 Incentive Plan, the change of the Company’s name to Tigrent Inc. and the ratification of Ehrhardt Keefe Steiner & Hottman PC, as the Company’s independent public accountants for its fiscal year ended December 31, 2009.  A final tally of the voting results on director elections and all proposals voted upon at the meeting will be published in  the Company’s next quarterly report on Form 10-Q which will be filed with the Securities and Exchange Commission. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference

Item 9.01  Financial Statements and Exhibits

Number	Description

Exhibit 99.1	Press release issued by the Company on September 3, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 3, 2009	WHITNEY INFORMATION NETWORK, INC.

/s/ Charles M. Peck
Charles M. Peck
Chief Executive Officer

EXHIBIT INDEX

Number	Description

Exhibit 99.1	Press release issued by the Company on September 3, 2009